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                                                                   Exhibit 10-AW



                    SEVERANCE AGREEMENT AND GENERAL RELEASE

  This Severance Agreement and General Release ("Agreement") is entered into this 1st day of October,1999 between Michael J. Wargo ("Employee") and Quality Dining, Inc. and all of its subsidiaries, parent, affiliates, directors, officers, employee and agents (collectively "Employer").

   WHEREAS, Employee is currently employed by Employer;

   WHEREAS, Employee and Employer have agreed to terminate the existing employment relationship; and

   WHEREAS, Employee and Employer desire to resolve any differences and disputes now pending or which may arise in the future with respect to Employee's employment and the termination thereof.

   THEREFORE, Employee and Employer acknowledge and voluntarily agree as follows:

   1. Employee's termination of employment with Employer will be effective at the time of Employer's normal close of business on October 1, 1999 (the "Severance Date").

   2. Employee acknowledges that the Employer does not have severance benefits or a severance program, plan or policy for employees separated from employment. Employee understands and agrees that he will not receive severance benefits unless he signs this Severance Agreement and General Release. However, in consideration of Employee's promises set forth below:

       a) Employer will pay Employee severance pay in the total amount of Thirty Thousand Two Hundred Eighty-eight and 52/100 Dollars ($30,288.52), payable in the form of salary continuation through December 31, 1999 in accordance with Employer's normal payroll practices; and

       b) Employer will continue to provide coverage to Employee under its existing group health, vision and dental plans on the same terms as existed on the Severance Date; and

       c) Employee may continue to make deferrals into the Company's Non-Qualified Deferred Compensation Plan through December 31, 1999 but the Company will not make any "matches" in respect of any deferrals subsequent to the Severance Date.
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       Employee agrees that he is not entitled to and shall not receive any compensation for any sick days, vacation days, personal days, bonus or otherwise, except as expressly provided in the preceding sub-paragraphs
       (a), (b) and (c).

   3. Employee understands that he may revoke this Severance Agreement and General Release for a period of seven (7) days following the date of its execution. Any revocation within this period should be submitted in writing and state, "I hereby revoke my agreement to the Severance Agreement and General Release." The revocation must be personally delivered, or mailed and postmarked, within seven (7) days of execution of this Severance Agreement and General Release. This Severance Agreement and General Release shall not become effective or enforceable until the revocation period has expired.

   4. Employee agrees not to disparage Employer or its subsidiaries, affiliates, officers, directors, shareholders, employees, agents or services to any third party, either orally or in writing.

   5. In consideration of the mutual agreements and covenants set forth herein, the receipt and sufficiency of which Employee hereby acknowledges, Employee and his heirs, executors, administrators and assigns hereby voluntarily, completely, unconditionally and irrevocably discharges and releases Employer, its subsidiaries, parent, affiliates, officers, directors, employees, agents, predecessors, employee benefit plans and their fiduciaries, and other representatives of Employer, and their successors and assigns (the "Released Parties"), from any and all claims, demands, causes of action, suits, charges, violation and/or liability whatsoever, known or unknown (including attorneys' fees, interest, expenses and costs actually incurred) involving any matter arising out of or in any way related, directly or indirectly, to Employee's employment with Employer or the termination thereof. The parties agree and acknowledge that the claims and actions released herein include, but are not limited to, any claim or action based upon any common law tort action, wrongful discharge, breach of contract and/or employment discrimination on the basis of race, color, sex, religion, national origin, age, disability, or any other basis under Title VII of the Civil Rights Act, Americans With Disabilities Act, Age Discrimination in Employment Act, the Older Workers Benefits Protection Act, the Worker Adjustment Retraining and Notification Act, the Employee Retirement Income Security Act, the Fair Labor Standards Act, and Family and Medical Leave Act, all as amended, or their state or local counterparts, or any claim or action under any other federal, state, or local law, rule, or regulation.

   6. Employee covenants and agrees that for a period of five (5) years from and after the Severance Date, Employee will not, directly or indirectly
       (a) induce or influence or attempt to induce or influence, any person who is an employee of the Company (or who had been an employee of the Company at any time during the preceding 12
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       months) to terminate their employment with the Company or to accept employment with another Company, nor (b) aid, assist or abet any other person, firm or corporation in any of the activities prohibited in the immediately preceding clause (a).

   7. On or before the Severance Date, Employee agrees to return to Employer all of Employer's property in Employee's possession or control, including, but not limited to, Employer documents, materials, computer disks and other records.

   8. Employee warrants and agrees not to disclose any confidential or proprietary information concerning Employer which was acquired during the course of Employee's employment to any person, firm, corporation, association or other entity.

   9. The parties agree that the terms of this Agreement will remain confidential and will not be disclosed by Employee to any persons other than Employee's counsel, accountant and members of Employee's immediate family.

   10. Employer will not contest Employee's application for unemployment compensation benefits, provided Employee does not make application for such unemployment compensation benefits before the end of the severance period.

   11. Employee understands that this Severance Agreement and General Release does not waive or release any rights or claims that Employee may have under the Age Discrimination in Employment Act of 1967 which arise and occur after the date Employee executes this Severance Agreement and General Release.

   12. Employee agrees and understands that if this Agreement is ever found to be invalid or unenforceable (in whole or in part) as to any particular type of claim or charge or as to any particular circumstances, it shall remain fully valid and enforceable as to all other claims, charges and circumstances. As to any actions, claims, or charges that would not be released because of the revocation, invalidity, or unenforceability of this Agreement, Employee agrees to return the severance payment described above, with legal interest, as a prerequisite to asserting or bringing any such claims, charges or actions.

   13. Employee agrees that nothing in this Agreement is or shall be construed as an admission by Employer of any breach of any agreement or law or any intentional or unintentional wrongdoing of any nature. Employee agrees and acknowledges that Employee has not relied upon any representations of Employer except as set forth in this Agreement.

   14. The parties agree that this Agreement shall be governed by and enforced in accordance with the laws of the State of Indiana and all disputes regarding this Agreement shall be brought in the State of Indiana.
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   15. By signing this Agreement, Employee  further acknowledges and agrees:

       (a.)  THAT  EMPLOYEE HAS READ IT;

       (b.)  THAT THIS AGREEMENT IS BEING ENTERED INTO FREELY AND VOLUNTARILY;

       (c.) THAT EMPLOYEE UNDERSTANDS THE AGREEMENT AND KNOWS THAT HE IS GIVING UP RIGHTS INCLUDING BUT NOT LIMITED TO, RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED, THE EQUAL PAY ACT OF 1963, AND THE AMERICANS WITH DISABILITIES ACT OF 1990;

       (d.)  THAT EMPLOYEE CONSENTS TO EVERYTHING IN IT;

       (e.) THAT EMPLOYEE HAS BEEN ADVISED AND HAS BEEN GIVEN THE OPPORTUNITY TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING IT;

       (f.) THAT EMPLOYEE HAS BEEN GIVEN WHAT EMPLOYEE CONSIDERS TO BE A SUFFICIENT PERIOD OF TIME TO REVIEW AND CONSIDER THIS SEVERANCE AGREEMENT AND GENERAL RELEASE BEFORE SIGNING IT; AND EMPLOYEE UNDERSTANDS THAT FOR A PERIOD OF SEVEN (7) DAYS AFTER SIGNING IT, EMPLOYEE MAY REVOKE EMPLOYEE'S ACCEPTANCE OF IT. IF EMPLOYEE REVOKES THIS AGREEMENT WITHIN THE SEVEN (7) DAY PERIOD, IT SHALL NOT BE EFFECTIVE OR ENFORCEABLE.

       (g.) THAT THE PROVISIONS OF THIS SEVERANCE AGREEMENT AND GENERAL RELEASE MAY NOT BE AMENDED, WAIVED, CHANGED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN AUTHORIZED REPRESENTATIVE OF BOTH EMPLOYEE AND EMPLOYER.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

Employee:                      Employer:
Michael J. Wargo               Quality Dining, Inc.


/s/ Michael J. Wargo           By: /s/ John C. Firth
--------------------               -----------------
Employee Signature                 John C. Firth

                                   Executive Vice President &
                                   General Council